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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of ChromaVision Medical Systems, Inc. (the "Company"), for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

      - the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 9, 2004

/s/ Ronald A. Andrews
-------------------------------------
Ronald A. Andrews
President and  Chief Executive Officer

/s/ Stephen T.D. Dixon
-------------------------------------
Stephen T.D. Dixon,
Executive Vice President and Chief Financial Officer

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